UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934


           Date of Report (Date of earliest reported): August 22, 2006


                             THOMAS EQUIPMENT, INC.
               (Exact name of registrant as specified in charter)



         Delaware                    333-44586             58-3565680
         --------                    ---------             -----------
(State or other jurisdiction         (Commission           (IRS Employer
of incorporation)                     File Number)          Identification No.)




                 1818 North Farwell Avenue, Milwaukee, WI         53202
                 ----------------------------------------         ------
               (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code: (312) 224-8812

                                   Copies to:
                             Gregory Sichenzia, Esq.
                              Thomas A. Rose, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01     Notice of Delisting or Failure to Satisfy a Continued Listing Rule
              or Standard; Transfer of Listing.

      On August 22, 2006, Thomas Equipment, Inc. (the "Company"), received a letter from the American Stock Exchange ("AMEX") that the Company does not meet certain continued listing standards and has therefore become subject to the procedures and requirements of Section 1009 of the AMEX Company Guide ("Company Guide").

      Specifically,  the Company has been notified it is not in compliance  with
Section 1003(a)(i) of the Company Guide with shareholders' equity of less than $2,000,000 and losses from continuing operations and/or net losses in two out of its three most recent fiscal years; and Section 1003(a)(ii) of the Company Guide with shareholders' equity of less than $4,000,000 and losses from continuing operations and/or net losses in three out of its four most recent fiscal years. The Company is also not in compliance with Section 1003(a)(iv) of the Company
Guide in that it has sustained losses which are so substantial in relation to its overall operations or its existing financial resources, or its financial condition has become so impaired that it appears questionable, in the opinion of the AMEX, as to whether such company will be able to continue operations and/or meet its obligations as they mature.

      According to the AMEX notice, the Company must submit a plan by September 21, 2006 advising of action it has taken, or will take, that would bring it into compliance with Sections 1003(a)(i) and 1003(a)(ii) of the Company Guide within a maximum of 18 months and Section 1003(a)(iv) of the Company Guide by November 30, 2006.

      If the plan is accepted, the Company may be able to continue its listing during the plan period, during which time it will be subject to periodic review to determine whether it is making progress consistent with the plan. If the Company does not submit a plan, or if the plan is not accepted, the Company will be subject to delisting proceedings.

      The Company intends to issue a formal plan to the AMEX on or before September 21, 2006 to address the issues raised by the AMEX.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     THOMAS EQUIPMENT, INC.


Date:  August 23, 2006                               /s/ JAMES E. PATTY
                                                     ------------------
                                                     James E. Patty,
                                                     CEO


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